UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

October 15, 2013

MVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

West Virginia	000-50567	20-0034461
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 Virginia Avenue

Fairmont, West Virginia 26554-2777

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (304) 363-4800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On October 15, 2013, MVB Financial Corp. amended Article III, Sections 14 of its Bylaws, relating to attendance of meetings by directors. The amendment provides that attendance of meetings by telephone may be counted without limitation for the first fiscal year in which a director is elected to the board of directors. Thereafter, only three telephonic meetings are counted for attendance purposes per year.  Article III, Section 15 of the Bylaws was amended to provide for emeritus status at age 75, rather than 70.

Item 9.01 Financial Statements and Exhibits

(d)                                 Exhibits

3.2	Bylaws

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Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

October 18, 2013	MVB Financial Corp.

	By:	/s/ Eric Tichenor
Eric Tichenor
Senior Vice President & Chief Financial Officer

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